ANNUAL REPORT

                             ----------------------

                           Capital Appreciation Fund

                             ----------------------

                      FOR YIELD, PRICE, LAST TRANSACTION,
                         AND CURRENT BALANCE, 24 HOURS,
                              7 DAYS A WEEK, CALL:
                            1-800-638-2587 toll free
                            625-7676 Baltimore area

                             ----------------------


                       FOR ASSISTANCE WITH YOUR EXISTING
                              FUND ACCOUNT, CALL:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                             ----------------------


                                 T. ROWE PRICE
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                             ----------------------

    This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price
                           Capital Appreciation Fund.

--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------
     Nothing but aces. Strong corporate earnings, low inflation, a possible balanced budget, and two Federal Reserve rate reductions were all major positives for U.S. financial markets in 1995. The stock market soared to new highs and the bond market more than recovered its 1994 losses.

     The Capital Appreciation Fund had a pleasant 22.6% return. This exceeded our long-term expectations, but was below the unmanaged broad market averages and many competitive funds. Our risk-averse style was not in sync with the go-for-broke stock market of 1995, although fund results were reasonable nonetheless. The sophisticated strategies of many professional investors today are analogous to the intricacies of contract bridge, and for them 1995 was a grand slam. In contrast, we are always trying as hard to minimize possible losses as to maximize gains; comparing levels of complexity, you might say we are playing the game of Old Maid.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

                                    Periods Ended 12/31/95
                                    6 Months     12 Months
                                  -------------------------
Capital Appreciation Fund             8.5%         22.6%

S&P 500                              14.5          37.6

Lipper Capital Appreciation
  Fund Average                       11.9          30.3

================================================================================

YEAR-END DISTRIBUTIONS

     The fund's Board of Trustees declared a year-end income dividend of $0.44 per share, a long-term capital gain of $0.40 per share, and a short-term capital gain of $0.32 per share. All were paid December 28 to shareholders of record on December 26. Your check or statement reflecting these distributions was mailed in early January and Form 1099-DIV reporting them for tax purposes was sent toward month-end.

MARKET ENVIRONMENT

     The stock market reached one high after another in 1995. Almost all sectors were strong -- blue chips, value stocks, growth stocks, technology stocks, most industries, and so on. Retailing, one of the largest segments of the economy but only a moderate portion of the equities market, was one of the few poor performers. As companies have reduced costs by downsizing, the wages that drive retail sales have stagnated -- an unusual development given strong overall profit growth. This, in turn, explains the low level of inflation. Wages represent nearly two-thirds of costs throughout the economy, and when they are stagnant there is little upward pressure on prices.

     The Federal Reserve, which had raised short-term interest rates six times in 1994, took advantage of the benign price environment to lower them twice this past year. Investors responded enthusiastically to this shift. A year ago they thought rates would head higher; today many expect them to fall further. Since most security prices tend to rise when interest rates fall, rates trumped other factors, helping assure favorable markets.

     The second half of 1995 also witnessed growing momentum toward a balanced budget. Recognizing the futility of commenting on a subject that changes daily, it seems likely that some progress will be made. Just over 17% of federal revenue is now absorbed by interest expense, up significantly from 15 years ago despite today's much lower interest rates. This cannot continue. Our choice is to rationally debate spending priorities and make unpleasant but necessary cutbacks, raise taxes, or drift into a national financial disaster. The current poker game of bluff and counter-bluff between President Clinton and the Republican Congress might be entertaining were it not so serious.

PORTFOLIO HIGHLIGHTS

     We shot the moon with two major holdings this past year. LOEWS rose 80% in price and added $0.22 to our net asset value per share. STUDENT LOAN MARKETING (SALLIE MAE) doubled and contributed $0.21. Each of these positions offset the negative impact of all our losers. The tables on pages 4 and 5 of this report give details of performance contributions by individual holding and sector. Not surprisingly, our retail sector holdings, including PETRIE STORES, HILLS STORES, and TOYS "R" US, were the biggest disappointments, although actual losses were moderate.

     In recent months, the strong price gains of major holdings caused us to trim some of our winners. The cash raised was largely used to establish new positions (one was CIBA-GEIGY) or to add to laggards that remain attractive. On balance, the portfolio became a shade more conservative since our last report on June 30, with reserves at 24% of net assets compared with 22% six months ago, and common stocks at 51% compared with 52%. Remember, the broad totals don't show the "gin rummy" approach we favor, constantly adding and discarding holdings to upgrade the portfolio.

[Security Diverstification - a pie chart showing assets as of 12/31/95: common stocks 51%, preferred stocks 4%, convertibles 19%, bonds 2%, reserves 24%.]

FUND OPERATING GUIDELINES

     We include these partly for the benefit of our many new shareholders and also because we believe these guidelines differentiate the fund from its competitors.

     * We work as hard to reduce risk as to maximize gain.

     * Attractively priced value stocks (as opposed to growth stocks) are our investment of choice.

     * We will make short-term, opportunistic investments as well as more typical long-term ones.

     * No type of investment is off-limits (bonds, stocks, convertibles, etc.) if the risk/reward characteristics are attractive.

     * Our decisions reflect case-by-case investment judgment; we have no all-encompassing formula.

     * Our asset allocations result from individual security decisions, not vice versa.

     * In general, we favor large-cap stocks over small-cap, because we usually take big positions to make the most of our intensive analysis of individual securities.

OUTLOOK

     As always, the economy, corporate profits, interest rates, inflation, and market valuation combine as keys to our outlook for the upcoming year. These seem neutral to modestly positive except for valuations, which we view as a negative. But this year there is a wild card. By March, the presidential campaign will be well under way, and with incumbent presidents advantaged by a strong economy, we think it likely that governmental policies -- both fiscal and monetary -- will be geared toward accentuating growth.

     With this as likely background, we intend as always to focus our attention on individual securities, buying when others are discouraged, selling when they are enthusiastic. Beyond that, we will play the cards we're dealt.

                     Respectfully submitted,

                     [signature]

                     Richard P. Howard
                     President and Chairman of the
                     Investment Advisory Committee

January 18, 1996

--------------------------------------------------------------------------------
A Word on Market Corrections
================================================================================
     After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom -- defined as a drop of at least 20% -- in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

     Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
================================================================================

December 31, 1995
                                                Percent of
Company                                         Net Assets
----------------------------------------      ------------
Automatic Data Processing                          5.0%
Centerior Energy/Cleveland Electric                3.6
Genentech                                          3.3
Manville                                           3.2
Loews                                              2.9
Kemper                                             2.7
New York Times                                     2.6
Entergy                                            2.1
Newmont Mining                                     1.9
Rouse                                              1.9
Washington Post                                    1.8
Texaco                                             1.8
Sallie Mae                                         1.8
Philip Morris                                      1.6
Atlantic Richfield                                 1.4
Polaroid                                           1.4
Price Company                                      1.3
PHH                                                1.3
Weyerhaeuser                                       1.3
Murphy Oil                                         1.2
American Express                                   1.2
Chubb                                              1.1
Chris-Craft Industries                             1.1
Homestake Mining                                   1.0
U.S. West                                          1.0

Total                                              49.5%

--------------------------------------------------------------------------------
            Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------
T. Rowe Price Capital Appreciation Fund
Six Months Ended December 31, 1995
--------------------------------------------------------------------------------
TEN BEST CONTRIBUTORS

Loews                                                  11   cents
Sallie Mae                                             10
New York Times                                          8
Automatic Data Processing                               8
Entergy                                                 8
Philip Morris                                           5
Meredith                                                5
Genentech                                               5
Texaco                                                  4
Fannie Mae                                              3
                                                     ------
Total                                                  67   cents

--------------------------------------------------------------------------------
TEN WORST CONTRIBUTORS

Petrie Stores                                          -5   cents
Hills Stores                                           -4
Weyerhaeuser                                           -2
Manville                                               -1
Union Texas Petroleum                                  -1
International Paper                                     0
IBM                                                     0
Overseas Shipholding Group                              0
Pennzoil                                                0
Oryx Energy                                             0
                                                     ------
Total                                                 -13   cents

--------------------------------------------------------------------------------
Twelve Months Ended December 31, 1995
================================================================================

TEN BEST CONTRIBUTORS

Loews                                                   22  cents
Sallie Mae                                              21
Philip Morris                                           13
Automatic Data Processing                               12
Entergy                                                 11
New York Times                                          11
Manville                                                 8
Delta*                                                   8
Polaroid                                                 7
Fannie Mae                                               6
                                                      ------
Total                                                   119  cents

--------------------------------------------------------------------------------
TEN WORST CONTRIBUTORS

Toys "R" Us*                                            -3    cents
Petrie Stores                                           -3
Hills Stores                                            -2
Overseas Shipholding Group                              -1
Reebok*                                                 -1
Tandy*                                                   0
Chemical Waste*                                          0
Intuit*                                                  0
Murphy Oil                                               0
Union Texas Petroleum                                    0
                                                      -------
Total                                                  -10    cents

* Position eliminated

--------------------------------------------------------------------------------
Performance Contributions
================================================================================
Twelve Months Ended December 31, 1995

                                               Cents-Per-Share       Percent of
Sector                                           Contribution        Net Assets
----------------------                         ---------------      -----------
Basic Materials                                     4  cents          4.0%
Business Services and Transportation               26                 8.0
Capital Equipment                                   1                 0.0
Consumer Cyclicals                                 22                 7.0
Consumer Nondurables                               33                 8.0
Consumer Services                                  24                11.0
Energy                                             15                 9.0
Financial                                          68                12.0
Process Industries                                 12                 3.0
Technology                                          6                 1.0
Utilities                                          19                 9.0
U.S. Government/Options                             3                 3.0
Total                                             233                75.0
Miscellaneous                                       0                 1.0
Reserves and Income                                40                24.0
                                             ---------------      -----------
Total Portfolio                                   273  cents        100.0%

--------------------------------------------------------------------------------
                      Average Annual Compound Total Return
                        Periods Ended December 31, 1995
================================================================================
                                            Since
                                          Inception
            1 Year         5 Years         6/30/86
           -------         -------         --------
            22.57%          14.37%          13.25%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

[Performance Comparison line graph for Capital Appreciation Fund annual report (December 31,1995)]

--------------------------------------------------------------------------------
                               Investment Record
================================================================================

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
The table below shows the investment record of one share of the T. Rowe Price Capital Appreciation Fund, purchased at the initial price of $10.00, for the period 6/30/86 through 12/31/95. Over this time, stock prices in general have risen. The results shown should not be considered as a representation of the income or capital gain or loss which may be realized from an investment made in the fund today.

                                 Per Share Data
-------------------------------------------------------------------------------
                                   With Capital Gains and Income Dividends                       Annual
                             Taken in Cash Reinvested in Additional Shares                    Total Return
 Year       Net        Capital                      Capital                                   on Investment
Ended      Asset         Gain          Income         Gain          Income      Value of        % Change
12/31      Value    Distributions(1)  Dividends    Distributions   Dividends    Investment    Fund      S&P 500
-------   --------  --------------  ------------  ---------------  ----------   ----------   ------    ----------
 1986(2)   $10.85           --            --            --             --       $10.85         8.5%      -1.8%
 1987        9.15       $1.85         $0.48          $1.95         $0.50         11.47         5.7        5.3
 1988       10.42        0.37          0.28           0.47          0.35         13.91        21.2       16.5
 1989       10.82        1.36          0.45           1.81          0.60         16.88        21.4       31.6
 1990        9.98        0.31          0.39           0.48          0.61         16.67        -1.2       -3.1
 1991       11.02        0.64          0.43           1.07          0.72         20.27        21.6       30.3
 1992       11.39        0.16          0.50           0.29          0.92         22.17         9.4        7.6
 1993       12.66        0.33          0.18           0.64          0.35         25.64        15.7       10.1
 1994       12.10        0.69          0.35           1.40          0.71         26.62         3.8        1.3
 1995       13.67        0.72          0.44           1.58          0.97         32.62        22.6       37.6

Total                   $6.43         $3.50          $9.69         $5.73


(1) Includes short-term capital gains of $1.74 in 1987; $0.28 in 1988; $1.10 in 1989; $0.08 in 1990; $0.21 in 1991; $0.09 in 1992; $0.14 in 1993; $0.25 in 1994;
and $0.32 in 1995.

(2)  From inception 6/30/86 to 12/31/86.

--------------------------------------------------------------------------------
                            Statement of Net Assets
          T. Rowe Price Capital Appreciation Fund / December 31, 1995
================================================================================

(AMOUNTS IN THOUSANDS, EXCEPT CAPITAL STOCK INFORMATION)

                                                        Value
                                                        -----
Common Stocks -- 50.2%

FINANCIAL -- 9.6%
INSURANCE -- 4.7%
      106,000shs  Home Beneficial (Class B) ...        $2,557
      130,000     Kemper ......................         6,451
      325,000     Loews .......................        25,472
      128,000     Unitrin .....................         6,096
                                                       40,576
FINANCIAL SERVICES -- 4.7%
      245,000    American Express .............        10,137
       65,000    Fannie Mae ...................         8,068
       62,000    Fund American Enterprises ....         4,619
      230,000    Sallie Mae ...................        15,151
       85,000    Zurich Reinsurance ...........         2,582
                                                       40,557
BANK AND TRUST -- 0.2%
          100    Bank for International
                   Settlements (CHF) ..........           841
       30,000    Greenpoint Financial .........           799
                                                        1,640

TOTAL FINANCIAL                                        82,773

UTILITIES -- 5.0%

ELECTRIC UTILITIES -- 5.0%
    1,250,000    Centerior Energy .............         11,094
      625,000    Entergy ......................         18,281
      225,000    Niagara Mohawk ...............          2,166
      475,000   *Public Service of
                   New Mexico .................          8,372
      180,000    SCEcorp ......................          3,195

TOTAL UTILITIES                                         43,108

CONSUMER NONDURABLES -- 6.6%

HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT -- 0.0%
        8,100    *#Lynx Therapeutics ..........              2

                                                         Value
                                                         -----
PHARMACEUTICALS -- 5.0%
        7,500    Ciba-Geigy (CHF) .............         $6,593
      540,000   *Genentech ....................         28,620
       75,000    Pharmacia & Upjohn ...........          2,906
      100,000    Schering-Plough ..............          5,475
                                                        43,594

MISCELLANEOUS CONSUMER PRODUCTS -- 1.6%
      150,000shs Philip Morris ................        $13,575

TOTAL CONSUMER NONDURABLES                              57,171

CONSUMER SERVICES -- 7.7%

GENERAL MERCHANDISERS -- 0.2%
      190,000   *Hills Stores .................          1,876

SPECIALTY MERCHANDISERS -- 0.8%
  2,537,790      Petrie Stores ................          6,979

MEDIA AND COMMUNICATIONS -- 6.7%
      223,519   *Chris-Craft Industries  ......          9,667
      160,000    Meredith .....................          6,700
      765,000    New York Times (Class A) .....         22,663
       80,000    Times Mirror (Class A) .......          2,710
       56,000    Washington Post (Class B) ....         15,792
                                                        57,532

TOTAL CONSUMER SERVICES                                 66,387

CONSUMER CYCLICALS -- 2.1%

BUILDING AND REAL ESTATE -- 0.1%
       70,000    DeBartolo Realty, REIT  ......            910

MISCELLANEOUS CONSUMER DURABLES -- 2.0%
      150,000    Corning ......................          4,800
      255,000    Polaroid .....................         12,081
                                                        16,881

TOTAL CONSUMER CYCLICALS                                17,791

TECHNOLOGY -- 1.5%

INFORMATION PROCESSING -- 0.6%
        58,100   IBM Sicovam (FRF) ............          5,196

                                                         Value
                                                         -----
AEROSPACE AND DEFENSE -- 0.9%
        35,000  *Litton Industries                      $1,558
       245,000   Teledyne .....................          6,278
                                                         7,836

TOTAL TECHNOLOGY                                        13,032

BUSINESS SERVICES AND TRANSPORTATION -- 2.3%

TRANSPORTATION SERVICES -- 2.2%
      180,000shs Overseas Shipholding
                   Group ......................          3,420
      240,000    PHH ..........................         11,220
      170,000    Ryder System .................          4,208
                                                        18,848

MISCELLANEOUS BUSINESS SERVICES -- 0.1%
       70,000    John H. Harland ..............          1,461

TOTAL BUSINESS SERVICES AND TRANSPORTATION              20,309

ENERGY -- 7.9%

EXPLORATION AND PRODUCTION -- 0.0%
       11,000    Cross Timbers Oil ............            194

INTEGRATED PETROLEUM - DOMESTIC -- 4.9%

      110,000    Atlantic Richfield ...........         12,182
       24,000    Kerr-McGee ...................          1,524
      260,000    Murphy Oil ...................         10,790
      335,000   *Oryx Energy ..................          4,481
       80,000    Pennzoil .....................          3,380
       75,000    Sun Company ..................          2,053
      360,000    Union Texas Petroleum ........          6,975
       40,000    Unocal .......................          1,165
                                                        42,550
INTEGRATED PETROLEUM -

INTERNATIONAL -- 2.6%

      550,000    Petro-Canada .................          6,344
      200,000    Texaco .......................         15,700
                                                        22,044
ENERGY SERVICES -- 0.4%

      130,000    Helmerich & Payne ............          3,867

TOTAL ENERGY                                            68,655

                                                         Value
                                                         -----
PROCESS INDUSTRIES -- 4.0%

PAPER AND PAPER PRODUCTS -- 0.3%
       80,000    International Paper ..........         $3,030

FOREST PRODUCTS -- 1.3%
      250,000    Weyerhaeuser .................         10,812

BUILDING AND CONSTRUCTION -- 1.4%

      950,000   *Manville .....................         12,469

SPECIALTY CHEMICALS -- 1.0%
      100,000    Great Lakes Chemical .........          7,200
       50,000    Petrolite ....................          1,394
                                                         8,594

TOTAL PROCESS INDUSTRIES                                34,905

BASIC MATERIALS -- 2.6%

MINING -- 2.6%
      300,228shs Homestake Mining .............          4,691
      367,381    Newmont Mining ...............         16,624
       80,000    Santa Fe Pacific Gold  .......            970

TOTAL BASIC MATERIALS                                   22,285

CONGLOMERATES -- 0.4%
    1,207,741    LONRHO (GBP) .................          3,301

TOTAL CONGLOMERATES                                      3,301

MISCELLANEOUS COMMON STOCKS -- 0.5%                      4,345

TOTAL COMMON STOCKS (COST $339,323)                    434,062

Preferred Stocks -- 4.3%
       60,000    Cleveland Electric, $1.88,
                   Adj., Series L .............          4,230
       10,700    Cleveland Electric, $90,
                 Series S .....................          9,523
        6,525    Cleveland Electric, 8.80%,
                 Series R .....................          5,742
       42,981    Gulf States Utilities, Adj.,
                 Series B .....................          2,063
      548,000    Manville, $2.70, Cum.,
                 Series B .....................         13,768
       10,540    Teledyne, $15, Cum............            152
                                                        35,478

MISCELLANEOUS PREFERRED STOCKS                           1,889

TOTAL PREFERRED STOCKS (COST $32,508)                   37,367

                                                         Value
                                                         -----
Convertible Preferred Stocks -- 2.5%
      326,000    Kemper (144a), Series E ......        $17,013
       85,000    Rouse, 6.50%, Series A .......          4,388

TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $20,509)                                          21,401

Convertible Bonds -- 16.4%
  $15,000,000    ALZA, LYONS, Zero Coupon,
                   7/14/14 ....................          6,008
   87,000,000     Automatic Data Processing,
                   LYONS, Zero Coupon,
                   2/20/12 ....................         42,964
    8,750,000    Chubb, 6.00%, 5/15/98 ........          9,819
    5,200,000    Comcast, 3.375%, 9/9/05                 4,895

   $2,378,000    Cooper Industries,
                   7.05%, 1/1/15 ..............         $2,449
    3,200,000    Cross Timbers Oil,
                   5.25%, 11/1/03 .............          2,982
    4,700,000    Food Lion (144a),
                   5.00%, 6/1/03 ..............          4,484
    4,000,000    Homestake Mining (144a),
                   Sub. Deb., 5.50%, 6/23/00             4,120
    1,000,000    LONRHO Finance, 6.00%
                   2/27/04 (GBP) ..............          1,522
    2,500,000    Outboard Marine,
                   7.00%, 7/1/02 ..............          2,600
    3,000,000    Pennzoil, Exch.,
                   4.75%, 10/1/03 .............          3,023
    6,800,000    Potomac Electric Power,
                   Deb., 5.00%, 9/1/02 ........          6,324
    6,825,000    Price Company, Sub. Deb.,
                   5.50%, 2/28/12 .............          6,484
    5,000,000    Price Company, Sub. Deb.,
                   6.75%, 3/1/01 ..............          5,119
   11,800,000    Rouse, Sub. Deb.,
                   5.75%, 7/23/02 .............         11,800
   15,000,000    Turner Broadcasting System,
                   LYONS, Zero Coupon,
                   2/13/07 ....................          6,854
   25,000,000    U. S. WEST, LYONS, Zero
                    Coupon, 6/25/11 ...........          8,750
    9,000,000    WMX Technologies, Sub.
                   Deb., 2.00%, 1/24/05 .......          7,785
                                                       137,982

MISCELLANEOUS CONVERTIBLE BONDS                          3,494

TOTAL CONVERTIBLE BONDS (COST $129,844)                141,476

                                                         Value
                                                         -----
Corporate Bonds -- 0.2%
   1,813,580     Manville, Sub. Deb., 9.00%,
                   12/31/03 ...................         $1,814

TOTAL CORPORATE BONDS (COST $1,517)                      1,814
U.S. Government Obligations Agencies -- 3.0%
                 U.S. Treasury Notes
   2,500,000       4.25%, 5/15/96 .............          2,491
   6,000,000       4.625%, 2/15 - 2/29/96 .....          5,996
   9,000,000       5.75%, 10/31/97 ............          9,087
   8,000,000       7.375%, 11/15/97 ...........          8,302

TOTAL U.S. GOVERNMENT OBLIGATIONS/AGENCIES
    (COST $25,138)                                      25,876

Index Notes -- 0.2%
     $75,000    *Republic of Austria,
                   8/15/96 ....................          1,322

TOTAL INDEX NOTES (COST $779)                            1,322

Options Purchased -- 0.1%
         170cts *Automatic Data Processing
                   "B" Put, 5/18/96 @ $85.00 ..            180
         140    *Guidant "B" Put, 1/20/96 @
                   $30.00 .....................              0
         100    *IBM "B" Put, 1/20/96
                   @ $110.00 .................             200
         100    *IBM "B" Put, 1/20/96
                   @ $120.00 .................             289
         100    *IBM "B" Put, 4/20/96
                   @ $105.00 .................             141
         100    *IBM "B" Put, 4/20/96
                   @ $110.00 .................             196
         120    *Kerr McGee "B" Put,
                   4/20/96 @ $65.00 ..........              39
         100    *Times Mirror "B" Put,
                   6/22/96 @ $35.00 ..........              25
         100    *Upjohn "B" Put, 4/20/96 @
                   $55.00 ....................              24

TOTAL OPTIONS PURCHASED (COST $916)                      1,094

Short-Term Investments -- 22.1%

CERTIFICATES OF DEPOSIT -- 1.1%
 $10,000,000     Den Danske Bank London,
                   5.74%, 2/20/96 ............          10,000

                                                         Value
                                                         -----
COMMERCIAL PAPER -- 19.8%
  10,000,000     Ameritech, 5.58%, 2/9/96 ......        $9,930
  10,000,000     ANZ (Delaware),
                   5.70%, 1/26/96 ..............         9,834
  10,000,000     Asset Securitization
                   Cooperative 4(2),
                   5.70%, 1/24/96 ..............         9,857
  10,000,000     AT&T Capital, 5.53%,
                   3/8/96 ......................         9,888
  10,000,000     Barnett Banks, 5.70%,
                   1/25/96 .....................         9,945
  10,000,000     Becton Dickinson 4(2),
                   5.80%, 1/18/96 ..............         9,944
  10,000,000     Caisse des Depots et
                   Consignations 4(2),
                   5.76%, 1/17/96 ..............         9,931
  10,000,000     Cheltenham & Glouster,
                   5.58%, 2/8/96 ...............         9,924
  10,000,000     Ciesco L.P. 4(2),
                   5.53%, 2/27/96 ..............         9,896
  10,000,000     Commerzbank,
                   5.77%, 1/8/96 ...............         9,947
  10,000,000     CPC International 4(2),
                   5.66%, 2/15/96 ..............         9,852
   5,000,000     International Nederland
                   Bank, 5.47%, 3/22/96 ........         4,931
   7,816,414     Investments in Commercial
                   Paper through a joint
                   account, 5.90-6.05%,
                   1/2/96 ......................         7,811
  10,000,000     Knight-Ridder, 6.00%, 1/8/96 ..         9,980
  10,000,000     National Australia Funding
                   (Delaware), 5.72%,
                   1/22/96 .....................         9,868
  10,000,000     Preferred Receivables Funding,
                   5.72%, 1/31/96 ..............         9,903
  10,000,000     Westpac Capital,
                   5.52%, 4/10/96 ..............         9,816
  10,000,000     Yale University,
                   5.70%, 1/17/96 ..............         9,853
                                                       171,110

MEDIUM-TERM NOTES -- 1.2%
  10,000,000     Morgan Stanley Group, VR,
                   6.063%, 1/31/97 .............        10,003

TOTAL SHORT-TERM INVESTMENTS (COST $191,113)           191,113

                                                         Value
                                                         -----
TOTAL INVESTMENTS IN SECURITIES -- 99.0% OF
    NET ASSETS (COST $741,647)                        $855,525

OTHER ASSETS LESS LIABILITIES ..................         8,748

NET ASSETS CONSIST OF:                       Value
                                            -------
Accumulated net investment
  income - net of distributions ........       $196

Accumulated net realized
  gain/loss - net of distributions .....      4,498

Net unrealized gain (loss) .............    113,878
Paid-in-capital applicable to
  63,239,806 shares of no par
  value capital stock outstanding;
  unlimited shares authorized               745,701
                                            -------
NET ASSETS ......................................     $864,273
                                                      ========
NET ASSET VALUE PER SHARE .......................       $13.67
                                                        ======

   *  Non-income producing
   # Securities contain some restrictions as to public resale -- total of such securities at year-end amounts to 0.0% of net assets.
REIT  Real Estate Investment Trust
  VR  Variable rate
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 3.0% of net assets.
 CHF  Swiss franc
 FRF  French franc
 GBP  British sterling


The accompanying notes are an integral part of these financial statements.

================================================================================
                             Statement of Operations
     T. Rowe Price Capital Appreciation Fund / Year Ended December 31, 1995
================================================================================
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME

Income
  Interest ................................................             $18,551
  Dividend ................................................              14,485
                                                                        -------
  Total income ............................................              33,036
                                                                        -------
Expenses
  Investment management ...................................               4,940
  Shareholder servicing ...................................               2,134
  Custody and accounting ..................................                 182
  Prospectus and shareholder reports ......................                 152
  Registration ............................................                  81
  Legal and audit .........................................                  28
  Trustees ................................................                  21
  Miscellaneous ...........................................                  32
                                                                        -------
  Total expenses ..........................................               7,570
                                                                        -------
Net investment income .....................................              25,466
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
  Securities ..............................................              35,713
  Options .................................................               1,274
  Foreign currency transactions ...........................                  18
                                                                        -------
  Net realized gain (loss) ................................              37,005
                                                                        -------
Change in net unrealized gain or loss on:
  Securities ..............................................              93,597
  Options .................................................              (1,244)
  Other assets and liabilities denominated
    in foreign currencies .................................                  (3)
                                                                        -------
  Change in net unrealized gain or loss ...................              92,350
                                                                        -------
Net realized and unrealized gain (loss) ...................             129,355
                                                                        -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........            $154,821
                                                                        =======


The accompanying notes are an integral part of these financial statements.

================================================================================
     Statement of Changes in Net Assets
T. Rowe Price Capital Appreciation Fund
================================================================================
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      Year Ended December 31,

                                                           1995         1994
                                                          ------       ------
INCREASE (DECREASE) IN NET ASSETS FROM

Operations
  Net investment income ..............................    $25,466     $17,318
  Net realized gain (loss) ...........................     37,005      35,332
  Change in net unrealized gain or loss ..............     92,350     (31,603)
                                                          -------     -------
  Increase (decrease) in net assets from operations ..    154,821      21,047
                                                          -------     -------
Distributions to shareholders
  Net investment income ..............................    (25,734)    (17,429)
  Net realized gain ..................................    (42,109)    (34,365)
                                                          -------     -------
  Decrease in net assets from distributions ..........    (67,843)    (51,794)
                                                          -------     -------
Capital share transactions*
  Shares sold ........................................    240,766     215,254
  Distributions reinvested ...........................     65,960      50,316
  Shares redeemed ....................................   (184,430)   (116,068)
                                                          -------     -------
  Increase (decrease) in net assets from
    capital share transactions........................    122,296      49,502
                                                          -------     -------
Increase (decrease) in net assets ....................    209,274     118,755

NET ASSETS
Beginning of period ..................................    654,999     536,244
                                                          -------     -------
End of period ........................................   $864,273    $654,999
                                                          =======     =======

*Share information
  Shares sold ........................................     18,018      16,627
  Distributions reinvested ...........................      4,829       4,162
  Shares redeemed ....................................    (13,738)     (9,006)
                                                          -------     -------
  Increase (decrease) in shares outstanding ..........      9,109      11,783
                                                          =======     =======

================================================================================
                         Notes To Financial Statements
          T. Rowe Price Capital Appreciation Fund / December 31, 1995
================================================================================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Trustees, best to reflect fair value. In the absence of a last sale price, purchased options are valued at the latest bid price.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     A) Options - Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values.

     B) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $285,922,000 and $285,782,000, respectively, for the year ended December 31, 1995.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $741,647,000 and net unrealized gain aggregated $113,878,000, of which $123,613,000 related to appreciated investments and $9,735,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $416,000 was payable at December 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.30% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming # International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     Additionally, the management fee is subject to a performance adjustment dependent upon the investment performance of the fund as compared to the Standard & Poor's 500 Stock Index over a running 36-month period, as set forth in the investment management agreement. The performance adjustment for the year ended December 31, 1995 decreased management fees by $20,000.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,955,000 for the year ended December 31, 1995, of which $197,000 was payable at period-end.

================================================================================
                              Financial Highlights
                    T. Rowe Price Capital Appreciation Fund
================================================================================

                                                                   For a share outstanding throughout each period
                                                                                 Year Ended December 31,
                                                                 1995      1994        1993      1992        1991


NET ASSET VALUE, BEGINNING OF PERIOD ....................       $12.10      $12.66    $11.39      $11.02    $9.98
                                                                ------      ------    ------      ------    ------
Investment activities
  Net investment income .................................         0.43        0.35      0.26        0.51     0.44
  Net realized and unrealized gain (loss) ...............         2.30        0.13      1.52        0.52     1.67
                                                                ------      ------    ------      ------    ------
  Total from investment activities ......................         2.73        0.48      1.78        1.03     2.11
                                                                ------      ------    ------      ------    ------
Distributions
  Net investment income .................................        (0.44)      (0.35)    (0.18)      (0.50)   (0.43)
  Net realized gain .....................................        (0.72)      (0.69)    (0.33)      (0.16)   (0.64)
                                                                ------      ------    ------      ------    ------
  Total distributions ...................................        (1.16)      (1.04)    (0.51)      (0.66)   (1.07)
                                                                ------      ------    ------      ------    ------
NET ASSET VALUE, END OF PERIOD ..........................       $13.67      $12.10    $12.66      $11.39   $11.02
                                                                ======      ======    ======      ======    ======

RATIOS/SUPPLEMENTAL DATA

Total return ............................................        22.6%      3.8%      15.7%        9.4%    21.6%
Ratio of expenses to average net assets .................        0.97%     1.10%      1.09%       1.08%    1.20%
Ratio of net investment income
  to average net assets .................................        3.28%     2.91%      2.37%       4.28%    3.90%
Portfolio turnover rate. ................................        47.0%     43.6%      39.4%       30.3%    50.7%
Net assets, end of period (in thousands) ................     $864,273  $654,999   $536,244    $359,272 $215,693

Report of Independent Accountants
To the Shareholders and Board of Trustees of
T. Rowe Price Capital Appreciation Fund

     We have audited the accompanying statement of net assets of T. Rowe Price Capital Appreciation Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodia n and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.


Baltimore, Maryland
January 18, 1996